UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LEE ENTERPRISES, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Lee Enterprises Sends Update Letter to Shareholders

Reiterates Successful Digital Growth Strategy and Strength of Board Leadership Bench

Urges Shareholders to Vote FOR the Board’s Highly Experienced Nominees on the WHITE Proxy Card

DAVENPORT, Iowa – February 22, 2022 – Lee Enterprises, Incorporated (NASDAQ: LEE) (“Lee” or the “Company”) today sent a letter to shareholders urging them to vote “FOR” the Board’s three nominees – Chairman Mary Junck, Lead Independent Director Herb Moloney and Chief Executive Officer Kevin Mowbray – at Lee’s 2022 Annual Meeting to be held on March 10.

The letter highlights the significant progress Lee is making through continued execution of its Three Pillar Digital Growth Strategy to create shareholder value and why Lee’s incumbent, highly qualified and recently refreshed Board is critical to the Company’s continued transformation.

The letter also reminds shareholders that on February 14, 2022, the Delaware Court of Chancery upheld the decision by Lee’s Board to reject the director nomination notice submitted by Alden Global Capital, LLC (together with its affiliates, “Alden”).

As a result, Alden may not nominate Directors for election at Lee’s 2022 Annual Meeting. Alden’s attempted director nominations will be disregarded, and no proxies or votes in favor of Alden’s purported nominees will be recognized or tabulated at the Annual Meeting.

Lee is confident that shareholders will see through Alden’s increasingly desperate and transparent attempts to distract from and obfuscate their true motives: to destabilize our company and ultimately advance a grossly undervalued proposal to acquire Lee.

Lee’s Board urges shareholders to protect their investment by voting “FOR” ALL the Board’s nominees using the WHITE proxy card. All shareholders at the close of business on January 12, 2022 are entitled to vote at the Annual Meeting.

The letter and additional information related to Lee’s 2022 annual meeting can be found at investors.lee.net/2022-annual-meeting.

If you have any questions or require any assistance in voting your shares, please contact Lee’s proxy solicitor:

Morrow Sodali LLC

509 Madison Avenue Suite 1206

New York, NY 10022

Shareholders Call Toll Free: 800-662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: 203-658-9400

Email: LEE@investor.MorrowSodali.com

About Lee Enterprises

Lee Enterprises is a major subscription and advertising platform and a leading provider of local news and information, with daily newspapers, rapidly growing digital products and over 350 weekly and specialty publications serving 77 markets in 26 states. Year to date, Lee’s newspapers have average circulation of 1.0 million, and our legacy website, including acquisitions, reach more than 47 million digital unique visitors. Lee’s markets include St. Louis, MO; Buffalo, NY; Omaha, NE; Richmond, VA; Lincoln, NE; Madison, WI; Davenport, IA; and Tucson, AZ. Lee Common Stock is traded on NASDAQ under the symbol LEE. For more information about Lee, please visit www.lee.net.

Forward-Looking Statements

The information provided in this communication may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “aims,” “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in report relating to the Company may be found in the Company’s periodic filings with the SEC, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this communication.

Investor Contact	Media Contact
IR@lee.net	Jamie Tully/Jenny Gore
(563) 383-2100	Sard Verbinnen & Co
Lee-SVC@sardverb.com

February 22, 2022

Dear Fellow Lee Enterprises Shareholder,

We write to you again to encourage you to vote in the upcoming Annual Meeting of Shareholders at Lee Enterprises (“Lee”) on March 10. As you know, a hedge fund named Alden Global Capital (“Alden”) made an offer to buy Lee at a price substantially lower than today’s stock price. Alden also tried to destabilize the Lee Board of Directors by nominating alternative directors to the Board.

In response, Lee’s Board has taken appropriate actions to further the best interests of all Lee shareholders. It properly rejected Alden’s attempt to buy Lee at a grossly inadequate price. The Board also determined that Alden’s attempt to replace critical directors on our Board failed to meet the basic requirements of our Bylaws. Last week, the Delaware Court of Chancery agreed that the Lee Board “acted reasonably,” and ruled in favor of Lee and against Alden.

But that has not stopped Alden from pursuing its expensive and distracting campaign. Now, Alden is attempting to get Lee shareholders to “withhold” their support from the Lee Board. In our view, this is just another desperate attempt to pressure the Lee Board into selling the Company to Alden at an unfair price, or to damage the Company so Alden can buy it later at a discount.

Your Vote Matters.

Vote “FOR” Lee’s Nominees on the WHITE Proxy Card Today!

Alden desires to buy Lee because of our excellent prospects and performance. Don’t be fooled by Alden’s misleading statements. Here are the facts:

✓	We are delivering measurable results by executing our Three Pillar Digital Growth Strategy. Lee is the fastest growing digital subscription platform in local media. We delivered 65% growth in digital subscriptions in 2021, outpacing Gannett and The New York Times.

✓	We are pursuing the right strategy to realize significant shareholder value over time. We expect continued execution of our strategy to drive more than $435 million of recurring, sustainable digital revenue by 2026.

✓	We have a refreshed, highly experienced Board to continue overseeing the execution of our digital transformation strategy. Since 2019, three new independent directors with online news, digital media and finance experience joined the Board.

Protect Your Investment in Lee.

Vote “FOR” Our Nominees on the WHITE Proxy Card Today!

If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor:

509 Madison Avenue Suite 1206 New York, NY 10022 Shareholders Call Toll Free: 800-662-5200 Banks, Brokers, Trustees, and Other Nominees Call Collect: 203-658-9400 Email: LEE@investor.MorrowSodali.com

Forward-Looking Statements

The information provided in this communication may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “aims,” “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in report relating to the Company may be found in the Company’s periodic filings with the SEC, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this communication.

On February 22, 2022, Lee Enterprises, Incorporated (the “Company”) published the following revised presentation and posted it on the Company’s website investors.lee.net/2022-annual-meeting.

BUILDING LONG-TERM VALUE INVESTOR PRESENTATION | FEBRUARY 2022

2 WHAT IS ALDEN’S WITHHOLD CAMPAIGN ABOUT? In the wake of its grossly undervalued buyout proposal, we believe Alden Capital is attempting to destabilize the Company and diminish the Board’s resolve to maximize value for all shareholders

3 TABLE OF CONTENTS I Executive Summary 4 II Overview of Lee Enterprises 8 III Lee’s Strategy for Digital Transformation 14 IV Lee Has the Right Board to Oversee the Execution of Our Digital Strategy 32 V Alden is Seeking to Acquire Lee at a Discount to Intrinsic Value Through Aggressive Means 39 VI Alden’s Proxy Campaign Seeks to Further Its Interests, Not the Interests of Lee’s Public Shareholders 46 VII Conclusion 58 VIII Appendix 65

4 Executive Summary

5 WARREN BUFFETT BELIEVES THAT WE ARE WELL-POSITIONED TO EXECUTE ON OUR TRANSFORMATION My partner Charlie Munger and I have known and admired the Lee organization for over 40 years. They have delivered exceptional performance managing BH Media’s newspapers and continue to outpace the industry in digital market share and revenue. We had zero interest in selling the group to anyone else for one simple reason: We believe that Lee is best positioned to manage through the industry’s challenges. No organization is more committed to serving the vital role of high-quality local news, however delivered, as Lee. I am confident that our newspapers will be in the right hands going forward and I also am pleased to be deepening our long-term relationship with Lee through the financing agreement.” Warren Buffett, January 29, 2020 Source: Lee Enterprises press release, January 29, 2020

6 EXECUTIVE SUMMARY Lee is pursuing the right strategy to create significant and lasting value for all shareholders Lee’s business has evolved from traditional newspapers to being increasingly digital. Our three pillar, digital-first strategy is showing measurable results We are already halfway to achieving our goal of having 900,000 digital-only subscribers by the end of 2026 Our full-service digital marketing agency, Amplified, is growing rapidly, with revenue up 43% last year and on-track to generate $100 million in 2024 We believe our strategy is paying off and shareholders will realize significant value over time as we continue to execute our digital transition Lee has a well-balanced, engaged Board, recently refreshed with critical digital and finance expertise Lee’s eight-member Board is comprised of seasoned executives with expertise relevant to Lee, including in digital content, subscriptions and advertising; traditional publishing and advertising; corporate finance and M&A; business development and operations; executive leadership; and corporate strategy Since 2019, four longer-tenured directors have retired and three new directors have joined the Board with online news, digital media and finance experience The Board continues to invest in building a high-performing business with a senior management team broadly recognized as the best in local media Lee is committed to strong corporate governance ensuring the interests of Lee and Lee’s shareholders are aligned Lee has separate Chair and CEO roles, and a Lead Independent Director with robust responsibilities The Company has adopted Proxy Access and a majority vote standard for uncontested director elections In 2019, in conjunction with Lee’s ongoing Board refreshment process, Lee appointed a new Director recommended by one of Lee’s largest shareholders In 2019, the Board amended Lee’s bylaws to provide substantially more time for shareholders to submit director nominations Lee’s directors and executive officers own more than 10% of the Company; their interests are strongly aligned with those of all shareholders

7 EXECUTIVE SUMMARY (CONT’D) We believe Alden’s unsolicited proposal is opportunistic Alden made its public, unsolicited $24.00 per share hostile offer without ever attempting to engage with the Company Before Lee even responded to Alden’s proposal, Alden hastily launched a proxy contest to replace two critical Board members Alden’s convoluted nomination notice did not comply with Lee’s Bylaws and was therefore rejected by the Board, a judgment that the Delaware Court of Chancery affirmed The Board rigorously evaluated and unanimously rejected Alden’s proposal, determining it was grossly inadequate; Lee’s two largest shareholders agreed with the Board’s assessment Alden’s withhold campaign is an attempt to destabilize the business, benefiting only Alden Alden’s hostile proposal, threatened proxy contest and withhold campaign aim to destabilize Lee’s business Alden is viewed skeptically by newsrooms, journalists and newspaper staffers across the industry, and Lee’s employees are concerned about their futures We believe Alden has no interest in seeing Lee execute its transformation strategy Shareholders should support Lee’s strong Board and reject Alden’s self- serving actions Lee’s Board has the right mix of skills and experiences to oversee Lee’s successful transformation into a digital-first, industry- leading enterprise Lee’s Board has engaged in extensive analysis of Alden’s unsolicited proposal and has unanimously determined it is grossly inadequate Importantly, we believe Alden’s attempts to remove key Lee Board members are not because the Board is deficient, but precisely because Lee’s strong Board is committed to serving the interests of all shareholders

8 OVERVIEW OF LEE ENTERPRISES (NASDAQ: LEE) Source: FactSet and Company filings. All years refer to fiscal year results 1 Data as of February 16, 2022. Subscription Advertising & Marketing Services TownNews & Other Digital Services $290 $369 2020 2021 $268 $358 2020 2021 $18 $19 2020 2021 LEE IS A LEADING PROVIDER OF DIGITAL PRODUCTS AND SERVICES AND HIGH QUALITY, TRUSTED, LOCAL NEWS AND INFORMATION .. Delivers valuable, intensely local, original news and information via print and digital channels .. Portfolio of ~350 daily print and digital platforms reaching an audience of over 50 million annually .. 65% growth in digital-only subscribers in 2021, with a target of 900,000 digital-only subscribers by 2026 .. Provides full-service, omnichannel marketing solutions for SMBs and national accounts .. Leverages Lee’s expertise in local markets and powerful content production capabilities .. Recurring, sustainable digital advertising revenue, with 27% growth in 2021 .. Leading digital infrastructure platform for local media and #1 CMS provider .. 2,000+ clients in publishing, broadcast, radio and magazine .. High-margin recurring revenue with 10% CAGR over the last ten years Enterprise Value1 $732 million Market Cap1 $222 million 2021 GAAP Revenue $795 million 2021 Adj. EBITDA $117 million 2021 GAAP Net Income $25 million 2021 Diluted EPS $3.91 Employees (as of 9/26/21) 5,130 Newspapers (as of 9/26/21) 77 GAAP Subscription Revenue ($M) GAAP Advertising & Marketing Services Revenue ($M) GAAP TownNews& Other Digital Services Revenue ($M) $510 $618 $795 $0 $200 $400 $600 $800 $1,000 2019 2020 2021 GAAP Revenue ($M) Advertising & Marketing Services 47% Subscription 45% TownNews & Other Digital Services 2% Other 6% 2021 GAAP Revenue by Source

9 LEE IS UNDERGOING A CRITICAL TRANSFORMATION THAT WE BELIEVE WILL CREATE VALUE FOR SHAREHOLDERS Transformative Transaction with Berkshire Hathaway Introduction of Three-Pillar Strategy Continuing Transition to a Digital- First Organization % Digital Revenue .. Nearly doubled Lee’s audience size and added 31 daily newspapers to Lee’s portfolio .. Enabled Lee to refinance approximately $400 million of existing debt on attractive terms .. Realized $103 million in synergies within nine months of closing .. Expanding digital audiences by transforming the presentation of local news and information .. Expanding digital subscription base and revenue, with 65% growth in digital subscriptions in 2021, outpacing Gannett and NYT .. Diversifying and expanding offerings for local advertisers .. Targeting $100 million in digital subscription revenue and 900,000 digital-only subscribers by FY 2026 .. Expect $310 million in digital advertising revenue by FY 2026 .. Opportunity to reduce costs and achieve long- term leverage target of <2.5x Where We Were FY 2020 Where We Are FY 2021 Where We Are Going FY 2026E 21% 24% >50%

10 “Alden’s critics have said that its approach is to buy newspapers and wring profits from them while making drastic cost cuts that are detrimental to local journalism.” —New York Times (December 2021) “Alden…has demonstrated no real interest in running quality publications. Its interest in gutting staffs, selling off assets and milking the publications of their remaining vitality has been well documented.” —Seattle Times (December 2021) “Crucially, the profits generated by Alden’s newspapers did not go toward rebuilding newsrooms. Instead, the money was used to finance the hedge fund’s other ventures.” —The Atlantic (October 2021) OVERVIEW OF ALDEN GLOBAL CAPITAL What Other Commentators Have Said About Alden Alden is an activist hedge fund and distressed investor that frequently seeks to acquire publishing companies .. Led by Randall Smith, a “reclusive Palm Beach septuagenarian,”1 and Heath Freeman, a “man who has no real affinity for newspapers”2 Alden has sought to acquire two other major newspaper businesses in the past three years .. Acquired Tribune Publishing after Alden gained three seats on the Board –an approach we believe Alden is trying to replicate at Lee .. Unsuccessfully attempted to acquire Gannett; shareholders rejected all three of Alden’s nominees Alden and its affiliates have a track record of wringing cash from newspaper businesses to enrich itself at stakeholders’ expense .. Alden has cut staff at twice the national rate3 .. Alden has been one of the more aggressive companies in raising print subscription prices4 .. Alden has acknowledged diverting millions from its newspapers into risky Alden ventures, including a bankrupt pharmacy chain5 .. Alden has invested newspaper workers’ pension funds in Alden-controlled affiliates5 “Alden slashes newsroom staffs, sells off its real estate and focuses on wringing out the last possible drop of revenue while ignoring long-term sustainability, hence earning the name ‘vulture capitalists.’” —Washington Post (December 2021) 1 Source: “A Secretive Hedge Fund Is Gutting Newsrooms,” The Atlantic (2021). 2 Source: “The Hedge Fund Vampire That Bleeds Newspapers Dry Now Has The Chicago Tribune By The Throat,” Vanity Fair (2020). 3 Source: “The Expanding News Desert,” University of North Carolina at Chapel Hill –School of Media and Journalism (2018). 4 Source: The Washington Post (2019). 5 Source: Sola Ltd. et al. v. MNG Enterprises, Inc., Case no. 2018-0134, filed in the Delaware Court of Chancery on March 5, 2018. “[Alden is] now known far and wide as the news industry’s ever-more- engorged leech, a cost-cutting omnivore that makes every newsroom it touches worse, King Midas in reverse.” —Nieman Journalism Lab (November 2021) “Alden’s executives have been pegged as the grim reapers of journalism by employees of its papers. ” —Washington Post (February 2019)

11 ALDEN’S OFFER WAS OPPORTUNISTICALLY TIMED AND INADEQUATE .. Alden did not approach the Company prior to making a public offer .. Alden’s offer came as Lee’s stock was under pressure from market volatility .. Alden’s offer grossly undervalues Lee’s business, which we expect will generate $310 million in digital advertising revenue and $100 million in digital subscription revenue by 2026 .. The stock has traded above Alden’s offer every day since Alden made its proposal, and now trades at a 55% premium1 to Alden’s bid Alden made its $24 offer when Lee’s stock was trading at $18 ¹ Source: FactSet. Data as of February 16, 2022. Lee 4Q earnings announcement; Board rejects Alden proposal; stock climbs significantly Stock at prior high of ~$36 in May 2021, following update on Three Pillar Digital Growth Strategy Lee’s Board of Directors, after consulting with J.P. Morgan and Kirkland & Ellis, rejected Alden’s unsolicited takeover proposal $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 Feb-21 May-21 Aug-21 Nov-21 Feb-22

SHAREHOLDERS AND OTHERS AGREE WITH LEE'S BOARD

Lee Shareholders

- ✓ **Two of Lee's largest shareholders,** with a combined ownership in excess of 15.5%, **have publicly stated that Alden's buyout proposal undervalues the business today and its near-future digital prospects**

"Alden's proposed purchase price is clearly insufficient and opportunistic, **grossly undervaluing the business.**"[1]

PRAETORIAN CAPITAL

"**We believe the** gap between [LEE's] economic and the accounting value is enormous…"[2]

Cannell Capital LLC

United Media Guild

Representing 12 unionized Lee newsrooms

"**In rejecting Alden's offer, you will send a message to the country that predators like them have no place in journalism. Stand up for us. Stand up for your investors.**

Stand up for your communities.

Stand up against Alden."[3]

UNITED MEDIA GUILD

Third-Party Commentators

"**In our view,** [Alden's] offer is materially low…"[4]

Noble
NOBLE CAPITAL MARKETS

"**Alden officials called its [offer to buy Lee] 'a reaffirmation of [its] substantial commitment to the newspaper industry…'** This is like the Big Bad Wolf telling the first little pig that it wanted to strengthen his straw house."[5]

The Seattle Times

[1] Praetorian Capital Letter to Lee's Board of Directors, December 8, 2021.
[2] Exhibit to Cannell Capital's 13D Amendment, August 31, 2021.
[3] Extracted from United Media Guild's November 29, 2021, statement on behalf of the 12 unionized newsrooms of Lee, and the journalists and newspaper staffers they represent.
[4] Noble Capital Markets research report dated January 19, 2022, initiating with an outperform rating.
[5] Andre Stepankowsky, "Stop letting newspapers fall prey to vulture capitalists," *The Seattle Times*, December 17, 2021.
Permission to use quotations neither sought nor obtained.

12

LEE'S COMMITMENT TO LOCAL JOURNALISM SERVES A CRITICAL SOCIAL FUNCTION THAT ALDEN IGNORES

Lee's Approach to Local News

Award-Winning Coverage

In 2021, longtime *Richmond Times-Dispatch* columnist Michael Paul Williams won the Pulitzer Prize for his commentary on Richmond's monuments to white supremacy.



Impactful Investigative Reporting

The Buffalo News examined grants made by a Buffalo urban renewal agency and discovered $20 million in grants to developers who had contributed to the mayor's re-election campaigns.


Buffalo agency raided by FBI awarded $20 million in grants to Brown campaign donors

Critical Community Impact

The *Tulsa World* published a 60-page report that provided missing facts about the 1921 massacre and sparked an important conversation about race relations in Oklahoma's second-largest city.



Alden's Approach to Local News

Layoffs at Northern California Newspapers

"In Northern California, a combined editorial staff of 16 regional newspapers had reportedly been slashed from 1,000 to a mere 150."[1]


Newspaper Staff
1,000
150
Before Alden's Ownership
After Alden's Ownership

Layoffs at Southern California Newspapers

"Overall, [Digital First Media]'s southern California staffing has been cut to about 235 from 400 just two years ago."[2]


Newspaper Staff
400
235
Before Alden's Ownership
After Alden's Ownership

Layoffs at *The Denver Post*

"[The recent layoffs leave] the broadsheet with fewer than 25% of the [staff] employed during its peak. Less than a decade ago, around 300 journalists were on the job."[3]


Newspaper Staff
300
70
Before Alden's Ownership
After Alden's Ownership

[1] Source: "The Hedge Fund Vampire That Bleeds Newspapers Dry Now Has *The Chicago Tribune* By The Throat," *Vanity Fair* (2020).
[2] Source: Ken Doctor of the Nieman Journalism Lab at Harvard University (2018).
[3] Source: "*Denver Post* Lays Off Thirty Employees, Nearly One-Third of Newsroom Staff," *Westword* (2018).

13

14 Lee’s Strategy for Digital Transformation

15 LEE’S STRATEGY FOR DIGITAL TRANSFORMATION: THE THREE PILLARS LEE IS RAPIDLY TRANSFORMING FROM A PRINT-CENTRIC TO A DIGITAL-CENTRIC COMPANY PILLAR 1 Expand digital audiences by transforming the presentation of local news and information PILLAR 2 Expand digital subscription base and revenue PILLAR 3 Diversify and expand offerings for local advertisers Lee expects the Three Pillar Digital Growth strategy to drive more than $435 million of recurring, sustainable digital revenue by 2026.

16 Digital Subscriber Growth Leads Industry Digital Agency Revenue Growth Leads Industry Total Digital Revenue Growing Significantly 450K Current Digital-only Subscribers $47M Amplified LTM Revenue $197M of LTM Total Digital Revenue 9 quarters of leading digital subscriber growth FY2021 YOY Growth 43% YOY growth at Amplified FY2021 YOY Growth Total Digital Revenue up 11% YOY FY2021 YOY Growth DIGITAL TRANSFORMATION: MARKET LEADING GROWTH 65% 46% 25% Lee Gannett NY Times 43% 2% 17% Lee Gannett TownSquare $170 M $189 M FY2020 FY2021

17 DIGITAL TRANSFORMATION: EXPAND DIGITAL AUDIENCES ENHANCING DIGITAL PRESENTATIONS TO PROVIDE BEST-IN-CLASS USER EXPERIENCE OF LOCAL NEWS, WITH MULTIFORMAT, RICH CONTENT • Creating cohesive digital experience across all platforms by investing in user-experience design talent • Improving multimedia presentation ‒ Emphasis on video and audio to drive engagement and monetization ‒ Expand regional and statewide collaboration to enhance video and audio content • Enabling cross-platform integration to track usage • Creating new channels (apps, podcasts) to utilize our unique content and expertise (e.g. local sports) PILLAR 1 PILLAR 2 PILLAR 3

18 DIGITAL TRANSFORMATION: EXPAND DIGITAL SUBSCRIBER BASE GROWING DIGITAL-ONLY SUBSCRIPTIONS AND REVENUE • Key initiatives… ‒ Optimize subscription model for digital-only growth ‒ Monetize content through new digital niche products ‒ Maximize subscription rates by leveraging first-party data ‒ Carefully manage the decline of legacy subscription revenue streams • …expected to drive: ‒ 900,000 digital-only subscribers in five years ‒ Increase in average subscription rates over five years (7% CAGR) ‒ Digital-only audience to be majority of subscriber base in two years - 500,000 1,000,000 FY21 FY22 FY23 FY24 FY25 FY26 Digital-Only Full Access Projected Print + Digital Subscription Units Digital Inflection Point PILLAR 1 PILLAR 2 PILLAR 3

DIGITAL TRANSFORMATION: STRATEGIES TO DRIVE SUBSCRIPTION REVENUE

ENHANCING CONVERSION WITHIN LEE'S ADDRESSABLE MARKET

PILLAR 1 | PILLAR 2 | PILLAR 3

- Convert more of our addressable market to digital content subscribers
  - Leverage embedded position in 77 attractive markets to grow audiences and share of total addressable market
  - Convert more of the 2.4M highly engaged readers to digital subscribers
  - Provide attractive niche subscriptions for targeted audiences
- Implement data-driven, dynamic content metering to drive subscription conversion
  - Digital segmentation and targeted offers based on usage
  - Maximizing conversions from email, search, social media referrals
  - Leveraging TownNews dynamic meter to drive conversions



ADDRESSABLE MARKET: 47M UNIQUE VISITORS
HIGHLY EDUCATED WITH HIGH DISPOSABLE INCOMES
TODAY
12M
Loyal Readers
(2-4 visits per month)
2.4M
Highly Engaged Readers
(4+ visits per month)
450K
Digital-Only Subscribers
Activated Unique Visitors, Expanded Paid Content & Enhanced Conversion
FY26
Expanded Base of Visitors
900K Digital-Only Subscribers
STRENGTHENED FOUNDATION FOR REVENUE GROWTH

19

20 DIGITAL TRANSFORMATION: LEE DIGITAL SUBSCRIPTION GROWTH LEADS THE INDUSTRY Digital subscriber growth has outpaced industry peers for 9 quarters 85% 92% 73% 67% 69% 58% 51% 65% 25% 29% 31% 31% 29% 37% 41% 46% 35% 48% 69% 50% 52% 40% 26% 25% 19% Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Digital Subscription Growth YOY Lee Gannett NY Times 57%

21 DIGITAL TRANSFORMATION: FIVE-YEAR SUBSCRIPTION GROWTH OUTLOOK We expect significant growth in digital subscribers: • Convert more visitors to our core digital products • Launch new digital niche subscription products • Continued conversion of audiences to digital subscribers • Expect 900,000 digital subscribers by 2026, assuming modest penetration of the current addressable market We expect to drive digital subscription revenue even faster: • Expect ARPU expansion as introductory pricing becomes a smaller piece of the subscriber base • Maximizing ARPU through data and sophisticated analytics • Niche digital products expected to carry higher ARPU LEE IS CONFIDENT IN ITS PLAN TO GROW DIGITAL SUBSCRIPTIONS AND AVERAGE REVENUE PER UNIT (ARPU) Lee expects $100M of digital subscription revenue in 2026 $M $25M $50M $75M $100M $125M K 100K 200K 300K 400K 500K 600K 700K 800K 900K 1000K 2020 2021 2022E 2026E Digital Subscriptions – 5 Year Outlook D/O Subscribers D/O Sub Revenue

22 DIGITAL TRANSFORMATION: EXPAND DIGITAL ADVERTISING SERVICES LEVERAGE “FIRST TO MARKET” POSITION WITH ARRAY OF DIGITAL PRODUCT OFFERINGS, SERVICES AND MARKETING SOLUTIONS Amplified: Lee’s Omnichannel Marketing Solution Amplified offers omnichannel digital marketing solutions for local advertisers (e.g., consulting, media buying, analytics) through its Vision platform Competitive Advantages of Amplified: • Data driven ad tech that efficiently feeds customized proposals to sales reps through Lee’s Vision platform • Specialized category expertise – automotive and healthcare • Scalable custom video content from Brand Ave. Studios • First party data to drive premium eCPMs and create recurring revenue • Creates a pipeline for providing e-commerce solutions from custom website development and agency services supporting major e-commerce platforms Diversify and Expand Offerings to Local Advertisers PILLAR 1 PILLAR 2 PILLAR 3 Maximize Revenue on Lee’s Digital Platforms Massive audiences on our owned and operated websites (O&O) provide a growing opportunity to drive high margin digital advertising revenue Competitive Advantages of O&O: • Audience to leverage Lee’s Vision platform in order to: • Increase local market penetration increasing customer counts • Increase sell-thru rates and eCPM’s to drive higher value digital advertising revenue • Promote video digital banner, sponsorship and branded content

23 DIGITAL TRANSFORMATION: AMPLIFIED IS GROWING RAPIDLY AMPLIFIED –LEE’S FULL-SERVICE DIGITAL AGENCY IS EXPECTED TO CONTINUE TO GROW SIGNIFICANTLY • Overview of Amplified: ‒ Provides full suite of digital services such as omnichannel marketing solutions, audience targeted display, SEM, social audience targeting, social media management, email marketing, banner, video streaming, and much more ‒ Creates sophisticated websites for local, regional, and national customers – 2,000 websites developed ‒ Supports ecommerce solutions and leverages first party data to drive premium eCPMs ‒ Delivers key analytics to customers via Amplified Insights ‒ Develops custom video content through Brand Avenue Studios • Amplified in Numbers: ‒ Over 5,700 customers, up 51% in the last twelve months. ‒ Amplified customers in 46 states ‒ Professional staff of 127 digital experts as of Q1 FY22, up 31% in the last twelve months. Amplified generated $47 million in revenue (LTM) and is expected to reach $100 million in 2024 $29M $47M $65M Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022E Q3 2022E Q4 2022E Amplified Revenue (LTM)

DIGITAL TRANSFORMATION: FIVE-YEAR DIGITAL ADVERTISING OUTLOOK

DIGITAL ADVERTISING GROWTH IS FUELED BY AMPLIFIED

- Amplified will drive digital marketing services revenue growth.
  - Rapidly growing digital marketing services provider with $47M of revenue over the last twelve months, up 59%
  - Leverage local market presence to expand client base from 5,700 monthly customers
  - Increase advertiser spending due to:
    - Growing demand for omnichannel digital advertising
    - Lee's Vision platform leverages data and derives value for local advertisers
  - Expect $200M of Amplified revenue in 2026
- Our owned and operated digital products provides a unique opportunity to grow high margin digital advertising revenue.
  - Increase local market penetration increasing customer counts
  - Leverage Lee's Vision platform to increase sell-thru rates and eCPM's to drive higher value digital advertising revenue



Digital Advertising Outlook
$350M
$300M
$250M
$200M
$150M
$100M
$50M
$M
+15% CAGR
2020
2021
2022E
2026E

Lee expects $310M of Digital Advertising & Marketing Services Revenue in 2026

24

25 DIGITAL TRANSFORMATION: KEY TAKEAWAYS Digital Subscriptions Digital Advertising .. Lee is the fastest growing digital subscription platform with a strong track record of accelerating digital subscription growth .. With 450,000 digital subscriptions, Lee is halfway to reaching its 2026 goal of 900,000 digital-only subscriptions .. Lee’s digital transformation strategy is expected to generate recurring sustainable digital subscription revenue, expecting $100M in 2026 .. Our full-service digital agency, Amplified, is growing rapidly and the sophisticated Vision platform uniquely positions Lee to capitalize on the double-digit growth in omnichannel digital advertising .. Lee’s sophisticated Vision platform uniquely positions us to capitalize on the double-digit growth in omnichannel digital advertising .. Lee’s strategy is expected to generate recurring sustainable digital revenue, exceeding $310M in digital advertising revenue in 2026

26 STRONG TRACK RECORD OF SUSTAINABLE COST MANAGEMENT • Proficient in driving efficiencies ‒ Acquisition synergies and business transformation initiatives expected to drive $114M in cost reductions since 2019 (proforma for the acquisition), net of investments ‒ Current base of +$300M of direct costs associated with our legacy revenue streams that will be managed with associated revenue trends • Thoughtful investments in digital future ‒ Significant investments made in talent and technology to fund successful execution of three-pillar strategy ‒ Increase in digital COGS due to increases in digital revenue $1.02B $913M $822M $705M $686M $705 -715M 2017 2018 2019 2020 2021 2022E Total Cash Costs(1) Optimizing operating structure by investing in the digital future & managing the legacy business $20-30M $686M $12M $36M $705- 715M FY 2021 Business Transformation One Time Items (medical, etc.) Digital COGS & Investments FY 2022E (1) Adjusted EBITDA and Cash Costs are non-GAAP financial measures. See appendix.

27 LEE HAS BEEN INVESTING IN DIGITAL AND AGENCY SALES TALENT TO SUPPORT GO-TO-MARKET STRATEGY AT THE LOCAL LEVEL • To further our digital transformation, we have been investing in elite, digital-first sales professionals who can serve our customers’ evolving needs • We have created an organization that talented sales and agency executives are drawn to, and our ability to continue to attract and retain sales talent is critical to our ability to execute on our digital transformation strategy • We are intentionally focusing on hiring digital-native talent who are well versed in applying a data-and technology-driven approach to customer acquisition Our new sales talent with proven digital acumen complements and supports our local market success

28 DIGITAL TRANSFORMATION: REQUIRED INVESTMENTS $15M of incremental investments expected in FY22 LEE IS MAKING VALUE-ADDED INVESTMENTS TO DRIVE ITS DIGITAL TRANSFORMATION TALENT AND TEAM • Data and technology team with AI expertise • Brand development and strategic marketing experts • User experience experts • Digital product development talent • Acquisition and retention talent Top talent focused on digital subscriber acquisition and retention • Executive producers to curate custom video content • Digital advertising agency talent • Digital advertising vertical category management experts SYSTEMS AND INFRASTRUCTURE • Data lake technology to store customer data • Demographic and propensity scoring software • Consolidated ID technology for subscription access, ad targeting, frequency capping & content recommendations • Data visualization tools for our newsrooms to drive reader engagement • Machine learning technology to personalize experiences for our readers • Business intelligence & visualization tools • Marketing insight technology • Front end ad tech that drives efficiencies and improves ARPU

29 DIGITAL TRANSFORMATION FIVE YEAR OUTLOOK: STRENGTHENED BALANCE SHEET • $20M in debt reduction in Q1 2022 and $113M since refinancing in March 2020 • Favorable credit agreement with Berkshire Hathaway ‒ 25-year runway w/ no breakage costs or prepayment penalties ‒ Fixed annual interest rate, no financial performance covenants and no fixed amortization • Pension plans now frozen and fully funded in the aggregate and not expecting any material pension contributions in 2022 • Asset sales of $25M over the last two years and targeting $20-30M in 2022. $14M already closed in Q1 Achieve long-term leverage target of under 2.5x in five years $576M $576M $538M $524M $499M $485M $483M $463M Q2 2020 Q3 2020 Q4 2020 Q1 2020 Q2 2021 Q2 2021 Q4 2021 Q1 2022 Significant Debt Reduction (Gross Debt)

30 TODAY’S LEE IS THE RESULT OF PRUDENT DEAL-MAKING: THE ACQUISITION OF BH MEDIA GROUP Increased scale • Added 31 media operations with print and digital platforms; nearly doubled audience size • Immediately accretive to Lee earnings pre-synergies Significant revenue opportunities and highly achievable synergies • Realized $103 million in cost reductions within nine months of closing • Driving revenue synergies from expanded application of digital advertising and subscriber programs Strengthened capital structure • Refinanced existing long-term debt on favorable terms • 25-year runway, with no breakage costs or prepayment penalties • Fixed annual interest rate, no financial performance covenants and no fixed amortization payments (asset sale and excess cash flow payments are required) • Deepened relationship with Berkshire Hathaway as long-term capital provider

31 LEE’S DIGITAL TRANSFORMATION HAS CREATED VALUE FOR OUR SHAREHOLDERS One-Year TSR1 TSR Since Announcement of Lee’s Three-Pillar Strategy1,2 TSR During CEO’s Tenure1,3 Three-Year TSR1 1 Source: FactSet. Data as of February 16, 2022. 2 Note: Start date of April 4, 2021. 3 Note: Start date of February 17, 2016. We believe our TSR outperformance over recent time periods reflects increased attention from investors – and further recognition of our progress We believe that longer-range time periods are less reflective of our significant digital transformation 60% -12% 17% 15% -23% -40% -20% 0% 20% 40% 60% 80% The New York Times Co. Gannett Co. Townsquare Media DallasNews 43% -14% 18% 10% -16% -25% 0% 25% 50% The New York Times Co. Gannett Co. Townsquare Media DallasNews 42% 36% -46% 116% -44% -60% -40% -20% 0% 20% 40% 60% 80% 100% 120% The New York Times Co. Gannett Co. Townsquare Media DallasNews 193% 250% -35% 26% -51% -100% -50% 0% 50% 100% 150% 200% 250% 300% The New York Times Co. Gannett Co. Townsquare Media DallasNews

32 Lee Has the Right Board to Oversee the Execution of Our Digital Strategy

33 THE BOARD IS PURPOSE-BUILT AND ACCOUNTABLE FOR LEE’S DIGITAL GROWTH STRATEGY Directors with Deep, Relevant Skills & Experiences .. Our directors collectively have decades of senior executive experience at leading publishing, media and digital subscription companies .. Our directors are well-versed in strategy development and experienced in overseeing complex business transformations Substantially Refreshed Board .. Three of eight directors were added since 2019, one of whom was recommended by one of Lee’s largest shareholders; four longer-tenured directors have retired in the last two years .. New directors bring significant experience in digital media, strategy development, capital allocation, capital markets, and operations Governance Structure Enhances Accountability .. Strong independent Board oversight: Separate Chair and CEO, with an empowered Lead Independent Director .. Shareholders have strong rights: majority voting in uncontested director elections and proxy access

34 LEE’S BOARD HAS RELEVANT EXPERIENCE Digital Media & Journalism Operations Finance, Accounting & Capital Markets Executive Leadership All 8 directors have experience in digital technologies and services, including digital subscription businesses. 7 of our 8 directors have media and journalism experience. 6 of our directors have seasoned operations experience obtained in newspapers and magazines (traditional and digital), radio, advertising, and finance. 6 of our directors have direct experience with finance, accounting and capital allocation strategies All 8 directors have executive leadership experience, including as board members, CEOs, CFOs, and other senior leaders at public and private companies.

OUR DIRECTORS HAVE COMPLEMENTARY SKILLS



Mary E. Junck
Chairman

- Has worked in executive and senior management positions in the publishing industry for over 30 years
- Former President and CEO of Lee Enterprises
- Serves on the board of Postmedia Network Canada, an owner of newspapers and online platforms



Steven Fletcher
Independent Director

- Decades of experience advising on strategic transactions, debt and equity financing and capital allocation in the digital media sector
- Former investment banker at Goldman Sachs and GCA Savvian, where he was head of the Digital Media Group



Megan R. Liberman
Independent Director

- Accomplished digital media executive
- Sr. VP at SiriusXM where she is responsible for content and strategic direction of the talk portfolio
- Experience implementing digital strategy at The New York Times and Yahoo News Group



Brent Magid
Independent Director

- CEO of Frank M. Magid Associates, a media-focused strategy consulting company
- Research-based knowledge of key marketing and digital advertising trends
- Deep transactional experience as a former investment banker at JPMorgan Chase & Co.



Kevin D. Mowbray
President & CEO

- 30+ years of experience in media and journalism
- Has served as Lee's CEO since 2016 and has been responsible for digital growth, revenue expansion and business transformation
- Has piloted significant digital products and initiatives across some of Lee's largest newspapers



Herbert W. Moloney III
Lead Independent Director

- Over 30 years of leadership experience in the publishing and television industries
- Former COO of Western Colorprint, which provided advertising and commercial printing services to the publishing industry
- Former COO of Vertis, a provider of advertising and marketing solutions to retail/consumer companies



David Pearson
Independent Director

- Investor and consultant with decades of experience as an executive at, and advisor to, digital-first media companies
- Former CFO of Vonage
- Former investment banker at Goldman Sachs and Deutsche Bank with strong transactional expertise in the media and telecom industries



Gregory P. Schermer
Independent Director

- Provides valuable insight into Lee's digital transformation as the Company's former Vice President, Strategy
- Led the development and expansion of TownNews and other digital media initiatives
- Also served as the Company's former Corporate Counsel

35

THE BOARD HAS BEEN SUBSTANTIALLY REFRESHED OVER THE LAST THREE YEARS

JANUARY 2019

Mary E. Junck
Executive Chairman

Kevin Mowbray
President & CEO

Richard Cole
Independent Director
Retired 2021

Nancy S. Donovan
Independent Director
Retired 2020

Leonard J. Elmore
Independent Director
Retired 2020

Brent Magid
Independent Director

William E. Mayer
Independent Director
Retired 2021

Herbert W. Moloney III
Independent Director

Gregory P. Schermer
Director

TODAY

Mary E. Junck
Chairman

Kevin Mowbray
President & CEO

Steven Fletcher
Independent Director
Added 2020

Megan R. Liberman
Independent Director
Added 2019

Brent Magid
Independent Director

David Pearson
Independent Director
Added 2020

Herbert W. Moloney III
Lead Independent Director

Gregory P. Schermer
Independent Director

Substantially refreshed Board to oversee our digital-focused growth strategy

36

37 NEW DIRECTORS HAVE STRONG DIGITAL EXPERTISE Megan R. Liberman Director Since June 2019 DIRECTORS ADDED SINCE 2019 Steven Fletcher Director Since February 2020 David Pearson Director Since February 2020 Current and Past Experience .. SiriusXM, Senior Vice President, News, Talk & Entertainment responsible for content and strategic direction of the talk portfolio, overseeing 60 original and partner channels and all podcast programming produced under the Stitcher and Earwolf labels .. Yahoo News Group,Vice President and Editor in Chief .. The New York Times for 13 years, most recently as Deputy News Editor for Digital Development .. The New York Times Magazine, first as a Story Editor before becoming Deputy Editor, overseeing numerous award- winning video and multimedia projects Current and Past Experience .. Explorer Parent LLC, CEO, advisor to several publicly- traded Special Purpose Acquisition Companies .. GCA Savvian (Investment Bank), Managing Director, Co- Head of the Digital Media Group and Head of the Software Group .. Goldman, Sachs & Co., Head of the Private Placement Group, Head of the IT Services sector and Co-Head of the Hardware, Storage, EMS and Internet Infrastructure sectors Current and Past Experience .. Vonage, Chief Financial Officer, responsible for managing Vonage's Finance and Investor Relations organizations .. Deutsche Bank Securities, Managing Director, Global Media & Telecom Group Head .. Goldman, Sachs & Co., Managing Director, Technology, Media & Telecom (TMT) practice Digital Media Digital Media M&A and Capital Markets Digital Subscription Businesses M&A and Capital Markets

38 LEE IS COMMITTED TO STRONG CORPORATE GOVERNANCE Majority vote standard for uncontested director elections Separate Chairman and CEO roles Empowered Lead Independent Director with robust responsibilities Lee’s governance provides ample mechanisms for shareholders to hold the Board accountable Board Accountability & Leadership Shareholder Rights Board Independence & Refreshment Proxy access, allowing shareholders to include their own nominees in the Company’s proxy statement Extended timeline for shareholder proposals, providing substantially more time for shareholders to submit proposals and director nominations 6 of 8 of directors are independent Added 3 independent directors with digital, finance, tech and media expertise since 2019 4 longer-tenured directors have retired in the last 2 years Director Engagement & Access Active shareholder engagement program Recent Board appointments made with substantial shareholder input Significant Board interaction with senior Company executives through regular business reviews

39 Alden is Seeking to Acquire Lee at a Discount to Intrinsic Value Through Aggressive Means

40 ALDEN IS SEEKING TO ACQUIRE LEE AT A SIGNIFICANT DISCOUNT TO INTRINSIC VALUE Did not seek to engage with the Lee Board privately before announcing its unsolicited, public takeover proposal Attempted to submit director nominations before it even heard our Board’s response to its offer, indicating that it was interested in applying undue influence on our process Made a low-ball proposal that significantly undervalues Lee’s business and opportunities Alden:

41 THE REAL REASON FOR ALDEN’S ATTEMPT TO NOMINATE DIRECTORS .. Despite claiming publicly that Alden’s nominees were intended to benefit Lee, the facts clearly highlight Alden’s reasons for nominating directors. The truth is, Alden’s proxy contest has nothing to do with Alden’s desire to improve Lee’s corporate governance .. Alden asked its investment bankers who were assisting with the unsolicited bid for Lee to identify board candidates¹, demonstrating that the nominations were about furthering Alden’s bid 1 Source: The Deal article, February 7, 2022, “Alden, Lee Spar Over ‘Record Holder’ Requirement for Proxy Fight” 2 Source: Alden Global Capital Press Release, January 27, 2022 3 Source: Strategic Investment Opportunities v. Lee Enterprises, Del. Ch., C.A. No. 2021-1089-LWW (Feb. 14, 2022) at 14 4 Source: Strategic Investment Opportunities v. Lee Enterprises, Del. Ch., C.A. No. 2021-1089-LWW (Feb. 14, 2022) at 37 Our sole purpose in this campaign is to elect highly qualified directors who will bring much-needed independent perspectives and relevant expertise to the boardroom…”² the entire bid is dependent on [the nominations]”³ In its opinion, the Delaware Chancery Court noted that Alden’s “nominations were part and parcel of [its] hostile bid to acquire Lee.”⁴

42 ALDEN MADE NO ATTEMPT TO CONSTRUCTIVELY ENGAGE PRIOR TO – OR AFTER – MAKING ITS PROPOSAL November 22 Lee Board confirms receipt and retains financial advisors to carefully review proposal December 3 Lee Board informs Alden that its director nominations are invalid December 9 Lee Board announces unanimous rejection of Alden’s unsolicited proposal November 22 Alden publicly announces unsolicited, non-binding proposal to acquire Lee for $24/share In our opinion, Alden intentionally went public with its offer to destabilize Lee’s business and intensify concern among employees about their job security November 24 Lee adopts one-year rights plan November 26 Alden announces its purported director nominees on Lee’s nomination deadline December 15 Alden files lawsuit against Lee for rejecting nomination notice based on noncompliance with company bylaws Pre-November 22 Despite being well-known to one another, Alden made no attempt to engage privately, nor did it make any prior proposal for Lee ahead of a public announcement on November 22 To date Alden has not responded to Lee’s rejection of the $24/share offer November 29 Lee Board announces it will review Alden’s purported nomination notice Alden’s actions Lee’s responses November 2021 December 2021

43 ALDEN’S INITIAL PROPOSAL WAS INADEQUATE, AS DEMONSTRATED BY THE STOCK PRICE ITSELF .. Alden waited for the stock to reach a low of ~$18 in November 2021 to make its unsolicited proposal of $24 per share for the Company .. Lee’s stock rose above the offer price almost immediately, demonstrating shareholder sentiment that the proposal was inadequate .. Lee reported strong Q4/FY21 earnings on December 9, 2021, demonstrating progress and successful execution of the Three Pillar Digital Growth Strategy LEE’s 30-day volume-weighted average price as of February 16 is nearly 50% ABOVE Alden’s grossly inadequate proposal Alden made its $24 offer when Lee’s stock was trading at $18 ¹ Source: FactSet. Data as of February 16, 2022. Lee 4Q earnings announcement; Board rejects Alden proposal; stock climbs significantly Stock at prior high of ~$36 in May 2021, following update on Three Pillar Digital Growth Strategy $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 Feb-21 May-21 Aug-21 Nov-21 Feb-22

44 LEE’S BOARD THOROUGHLY REVIEWED ALDEN’S PROPOSAL .. Lee’s Board of Directors is actively engaged with designing and overseeing the execution of Lee’s long-term strategy .. In response to Alden’s unsolicited proposal, the Board engaged financial and legal advisors, J.P. Morgan and Kirkland & Ellis, to help evaluate the proposal .. The Board evaluated Alden’s proposal in light of the Company’s long-term strategy, near-and longer-term value creation opportunities, and execution risk, among other things .. The Board further examined the terms of Alden’s proposal, including its purported conditions, timing, financing and contingencies .. The Board then, with the aid and input of the Company’s financial and legal advisors, determined that Alden’s proposal grossly undervalues the Company and fails to recognize the strength of our business today and our compelling future prospects

LEE'S LARGEST SHAREHOLDERS AGREE THAT ALDEN'S $24/SHARE PROPOSAL SIGNIFICANTLY UNDERVALUES LEE

We believe the gap between [LEE's] economic and the accounting value is enormous… **Digital media thrives as print newspapers wane as LEE grows digital.** We expect the digital segment to eclipse print shortly leading to positive consolidated revenue growth **in 2021 and beyond. Meanwhile, LEE reduces debt (held exclusively by Berkshire Hathaway) by ~$60 million per annum…** LEE is changing and adopting but few notice."

Cannell Capital LLC

Exhibit to Cannell Capital's 13D Amendment, August 31, 2021

"**Alden's proposed purchase price is** clearly insufficient and opportunistic, grossly undervaluing the business. **Furthermore, their proposal comes** precisely as the digital business transformation gains momentum… **investors have yet to realize that while the traditional print newspaper business slowly declines,** the digital business has been growing rapidly, **becoming an increasingly substantial percentage of the total business."**

PRAETORIAN CAPITAL

Letter to Lee's Board of Directors, December 8, 2021

Note: Permission to use quotations was neither sought nor obtained.

45

46 We Believe Alden’s Withhold Campaign Seeks to Further Its Interests, Not the Interests of Lee’s Public Shareholders

47 WE BELIEVE ALDEN’S INTERESTS ARE NOT ALIGNED WITH THOSE OF OTHER LEE SHAREHOLDERS Interests of Lee Shareholders Alden’s Misaligned Interest Continue to execute on the Company’s digital transformation strategy and position the business for sustainable growth .. Execute on the three-pillar growth strategy to increase digital, recurring revenue .. Strengthen Lee’s base of annual recurring revenue and unlock the full value of Lee’s platform Buy Lee now, before the transformation is complete and the market recognizes Lee’s value and growth opportunities Nurture a culture of stability and professionalism so newsrooms and reporters can deliver timely and relevant local news Unsettle local newsrooms,1 making it more difficult for Lee to execute its business plan in hopes of forcing a sale of the Company Maintain an experienced leadership team and a strong, independent Board to ensure strong execution and value creation Destabilize Lee by removing two of its key leaders to thwart Lee’s transformation and gain negotiating leverage Create long-term value for all shareholders and have the stock price reflect the underlying value of Lee’s business and opportunities .. Achieve a multiple that is in line with our digital-first peers Pay the lowest price possible for Lee We believe shareholders should be skeptical of Alden’s withhold campaign given Alden’s misaligned incentives 1 On November 29, 2021, the union representing the 12 unionized newsrooms of Lee Enterprises released a statement warning that, “Alden has cut their staffs at twice the rate of competitors, resulting in the loss of countless jobs. They’ve fostered unhealthy and untenable workplaces that make it impossible to retain talent. They’ve shuttered physical newsrooms to leave journalists working from their cars… Thousands of us will lose our jobs, and the communities we serve will never recover.“

ALDEN'S PLAYBOOK IS FAMILIAR: IT WORKED FOR ALDEN AT TRIBUNE

	Alden Tactic	Approach at Tribune	Approach at Lee
1	Stealthily accumulate a large ownership position	**Alden acquired ~32% of Tribune via a private transaction** and filed a surprise 13D	**Alden has made** seemingly inconsistent disclosures **in its 13D and 13F filings and its** true ownership stake was unclear[1] **because Alden deliberately kept Lee in the dark**
2	Seek board representation	Received two seats in a settlement **with a third** director, **Alden's founder and CIO, Randall Smith, joining the Board later**	**Alden initially submitted a** nomination notice seeking three Board seats
3	Destabilize company leadership	Tribune's CEO stepped down **within 90 days of Alden gaining seats on Tribune's Board; the Board also appointed** a new Chairman	**Alden is** seeking to destabilize Lee **through a withhold vote campaign**
4	Push the company into a sale	Tribune agreed to sell itself to Alden **in a $630 million transaction in February 2021**	**Alden** submitted a low-ball proposal to acquire Lee at **a grossly inadequate price**

After destabilizing Tribune, including by having the CEO leave and gaining three seats, Alden was able to acquire Tribune

[1] **Source:** *Strategic Investment Opportunities v. Lee Enterprises*, **Del. Ch., C.A. No. 2021-1089-LWW (Feb. 14, 2022) at 9, 13.**

48

49 ALDEN’S SELF-SERVING CAMPAIGN RISKS CAUSING SEVERE DISRUPTION TO LEE’S PROGRESS .. The directors up for election this year have important leadership roles on the Board and at the Company Mary Junckis the Chair of the Board, and her in-depth knowledge of the Company and the publishing industry gives her a valuable and unique perspective on the Company’s business, strategy, opportunities and the competitive landscape; she also has a strong, long-term relationship with Lee’s sole creditor Herbert Moloney is the Lead Independent Director and has extensive industry and leadership experience that provides him with substantive insights on digital and print advertising, marketing, operations and strategy development .. The removal of Ms. Junckand Mr. Moloney would wipe out decades of collective experience leading publishing companies from our Board .. We believe the removal of these directors also creates the potential for significant disruption of Lee’s business and would impair Lee’s ability to attract and retain key talent

50 LEE’S BOARD NOMINEES ARE ESSENTIAL TO DRIVING THE EXECUTION OF ITS DIGITAL GROWTH STRATEGY Mary E. Junck Chairman 49 years industry experience Kevin D. Mowbray President & CEO 35 years industry experience Herbert W. Moloney III Lead Independent Director 30 years industry experience Deep publishing industry experience – each have served as President and Publisher of large news publications; led advertising and marketing operations Architects of Lee’s successful Three Pillar Digital Growth Strategy; providing strong oversight and guidance of its execution Instrumental in transformational transaction with Berkshire Hathaway Demonstrated commitment to acting as stewards of strong local journalism while creating long-term shareholder value Alden’s campaign to remove Lee’s Chair and Lead Independent Director is a blatant and utterly unjustified attempt to destabilize the leadership of Lee’s Board

51 THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE MET SPECIFICALLY TO DISCUSS THE BOARD RETIREMENT POLICY .. The Nominating and Corporate Governance Committee met specifically to discuss the re-nomination of Ms. Junckand Mr. Moloney and the Company’s age-based retirement guidelines .. As a member of the Nominating and Governance Committee, Mr. Moloney recused himself from those discussions .. The Committee unanimously voted to provide an exception for Ms. Junckand Mr. Moloney after contemplating several factors, including: The importance of retaining Board-level institutional knowledge following the retirement of six Board members over the past five years, including four directors in the last two years The extraordinary circumstance of having to evaluate and respond to Alden’s hostile approach and unsolicited takeover proposal Ms. Junck’s strong relationship with Berkshire Hathaway, Lee’s sole lender and former owner of 31 Lee news publications The key leadership roles held by Ms. Junckas Chairman and Mr. Moloney as Lead Independent Director The substantive insights and critical contributions made by both individuals in conjunction with Lee’s digital transformation

52 LEE’S BOARD HAD A GOOD FAITH BASIS TO REJECT ALDEN’S INVALID NOMINATION NOTICE Delaware Chancery Court acknowledged Lee’s Board acted in good faith in rejecting Alden’s invalid nomination notice Lee Bylaw Requirement Common / Uncommon Why Is It Important? Alden Complied? Key Facts A nominating stockholder must submit the Company’s form of director questionnaire for each of its nominees Common Lee believes it is important to furnish relevant information to shareholders about all candidates up for election Alden submitted its own “alternative” questionnaire instead of the Company’s form Nominations may only be submitted by a stockholder of record Common There is no way for Lee to know if a fund is a shareholder unless the fund is on the record holder list; absent this requirement, a non- shareholder could purport to nominate directors Alden was not a shareholder of record at the time it submitted its purported nominations The record holder must make certain representations regarding its notice and intentions Common Absent these representations, Lee could needlessly distract shareholders with a contested election proxy statement even though the shareholder who has nominated does not intend to solicit votes or attend the annual meeting Alden attempted to get Cede & Co. (a record holder) to nominate on its behalf, but did not make the disclosures required of the record holder to properly nominate Lee’s Board enforced the Company’s Bylaws to ensure the orderly exercise of shareholder rights and the integrity of director elections

53 ALDEN’S CLAIMS ARE MISLEADING Alden’s Misleading Claim Lee’s Response “…[W]e question the circumstances under which Ms. Junck and Mr. Moloney have been re- nominated given that Lee’s Corporate Governance Guidelines include a director retirement policy that takes effect if a director would be age 70 or older at the time of the election...”1 .. Lee’s Corporate Governance Guidelines clearly state that the Nominating and Corporate Governance Committee may grant exceptions to the Board’s retirement policy under extraordinary circumstances .. In light of the Company’s ongoing digital transformation, Alden’s hostile takeover attempt and the Board refreshment that has occurred over the last five years, the Committee determined that it was important for Ms. Junckand Mr. Moloney to remain on the Board to ensure continuity on the Board during a time of significant change at Lee “Lee’s standalone Adj. EBITDA excluding the Berkshire acquisition is [15%] below Lee’s Adj. EBITDA prior to the Berkshire Acquisition…”2 .. The COVID-19 pandemic has had a significant negative impact on advertising spending .. Our advertising customers are primarily SMBs, which have been disproportionately affected relative to national and global companies and have reduced their spending accordingly .. Nevertheless, we have taken actions to drive $114M in cost reductions since 2019 while continuing to invest in talent and technology necessary to support the execution of our three-pillar strategy .. Our Adjusted EBITDA guidance for 2022 reflects continued investments and an increase in COGS that we believe are necessary to support our digital transformation 1 Source: Alden Global Capital Press Release, January 27, 2022. 2 Source: Alden Global Capital Press Release, February 3, 2022.

54 ALDEN’S CLAIMS ARE MISLEADING (CONT’D) Alden’s Misleading Claim1 Lee’s Response “[There is a] troubling pattern of exorbitant payments over the course of two decades to companies related to Mr. Moloney…” .. Mr. Moloney served as President and COO of Western Colorprint for five years from 2006 until his retirement in 2011. Western Colorprint provided commercial printing services to Lee Enterprises. The full value of these services were disclosed in Lee’s proxy materials .. Mr. Moloney did not have a personal material interest in, nor any direct involvement with, the transactions .. The transactions were comparable to terms that would have been negotiated at arms-length with other companies “[There have been] decades worth of payments to Corporate Secretary C. D. Waterman III’s personal law firm…” .. Mr. Waterman is Lee’s outside general counsel and the Company’s Corporate Secretary. This is a fairly common operating structure among smaller companies like Lee .. The law firm Lane & Waterman provides legal services to Lee. The fees associated with these services are reviewed annually by Lee’s Audit Committee .. Mr. Waterman retired as a Partner of Lane & Waterman in 2016 “We are concerned that the Board may be trying to avoid accountability to its stockholders by attempting to have a ‘plurality’ voting standard apply to the election of directors… It is entirely disingenuous for the Company to deem this to be [a] ‘contested election’ to enjoy the entrenchment benefits of ‘plurality’ voting…” .. The Bylaws are clear and unambiguous that a plurality voting standard applies in the case of a contested election .. Since Alden’s nomination notice was pending at the time our proxy statement was filed with the SEC, the meeting is considered contested under our Bylaws and therefore a plurality voting standard applies .. Once again, Alden is demonstrating a disregard for Lee’s clear Bylaws and its preference to interpret them in a way that best serves its efforts to destabilize Lee in furtherance of its hostile takeover attempt 1 Source: Alden Global Capital Press Release, February 15, 2022.

55 ALDEN’S CLAIMS ARE MISLEADING (CONT’D) Alden’s Misleading Claim1 Lee’s Response “This campaign is not about preparing the Company for sale” .. Alden’s own communications indicate that its attempt to nominate directors was integral to its attempted takeover of Lee .. In an email, Alden exclaimed that its “entire takeover bid is dependent”² on its nominations .. In its opinion, the Delaware Chancery Court noted that Alden’s “nominations were part and parcel of [its] hostile bid to acquire Lee.”³ “[The] incumbent Board approved value- destructive M&A” .. The acquisitions Alden refers to were completed over 17 years ago .. The industry environment has changed dramatically since that time .. The Company has since transformed its business and restructured its debt and is well-positioned for the future .. The Board has played a key role in the development and oversight of the Company’s ongoing digital transformation “Leadership failed to bring Lee back on track after its 2011 bankruptcy, over-levering Lee yet again” .. In 2020, we refinanced our long-term debt to give us flexibility as we continue our digital transformation .. Our debt carries a 25-year maturity with no performance covenants and an interest rate of 9% annually .. Importantly, the refinancing left Lee with a single lender –Berkshire Hathaway –with whom the Company has a strong relationship, and which continues to publicly support our Board and leadership team 1 Source: Alden Global Capital Investor Presentation, February 15, 2022. 2 Source: Strategic Investment Opportunities v. Lee Enterprises, Del. Ch., C.A. No. 2021-1089-LWW (Feb. 14, 2022) at 14. 3 Source: Strategic Investment Opportunities v. Lee Enterprises, Del. Ch., C.A. No. 2021-1089-LWW (Feb. 14, 2022) at 37.

56 ALDEN’S CLAIMS ARE MISLEADING (CONT’D) Alden’s Misleading Claim1 Lee’s Response “[Mary Junck, Herb Moloney and Kevin Mowbray] unilaterally rejected [Alden’s] nominees and claimed that [its] nomination notice was invalid without involving any other member of the Board…” .. This is completely untrue .. The determination that Alden’s purported nomination notice was invalid for noncompliance with the Bylaws was made by the full Board after due deliberation “Insiders have not purchased a single share of Lee in more than a decade” .. Collectively, the Board beneficially owns more than 8% of Lee’s outstanding shares .. Ms. Junckhas a substantial economic stake in Lee and is the Company’s sixth-largest shareholder. Her interests are fully aligned with those of other shareholders .. Neither Ms. Juncknor Mr. Moloney have sold any shares during the past decade “In 2017, [Mr.] Moloney ignored a majority vote in favor of annual ratification on executive pay in favor of triennial ratification…” .. The decision to recommend triennial Say-on-Pay votes was made by the Executive Compensation Committee, not Mr. Moloney individually, and was approved by the full Board .. In reaching its determination, the Committee considered: o The inconclusive nature of the vote, in which a majority of shares represented at the meeting were cast in favor of three-year frequency or were not voted in favor of any alternative; o The Company’s strong record of shareholder approval for its Say-on-Pay proposals, which averaged approximately 95% from 2011 to 2017; and o The Company’s robust shareholder engagement program, which did not reveal any specific concerns with the Company’s executive compensation program .. At the 2020 Annual Meeting, shareholders continued to vote overwhelmingly to support our executive compensation plan 1 Source: Alden Global Capital Investor Presentation, February 15, 2022.

57 ALDEN’S CLAIMS ARE MISLEADING (CONT’D) Despite the challenges of the pandemic, Lee has executed on its Three Pillar Digital Growth strategy and delivered value for shareholders The Pandemic Severely Impacted the Media Business .. The decline in demand for advertising (especially print advertising) as a result of the pandemic was significant and impacted all of our media peers .. Our print advertising was down 34% from 2019 to 20211, similar to NY Times (-36%) and Gannett (-37%); NY Times did better overall because of digital mix .. Approximately 50% of our advertising revenue is from local retail accounts; these local retailers are more likely to be reliant on brick-and-mortar sales, and were disproportionately affected by stay-at-home orders .. Other key advertising revenue categories, like help wanted, were also negatively affected by the pandemic .. Subscription revenue was also challenged due to fewer single-copy sales Nevertheless, Lee Has Made Key Strides .. Continued to deliver leading digital-only subscriber growth .. Increased digital marketing services revenue .. Realized acquisition synergies and executed on business transformation initiatives, which drove $114M in cost reductions .. Invested in talent and technology to support the successful execution of our three-pillar strategy .. Continued to strengthen our balance sheet, reducing our gross debt by $113M since our refinancing in March 2020 1 Source: Company filings. 2019 data refers to trailing twelve-month data as of December 31, 2019, the last full quarter prior to the pandemic. 2021 data refers to trailing twelve-month data as of September 30, 2021, the end of Lee’s most recent fiscal year. Note: Townsquare Media advertising revenue excludes political revenue. Townsquare Media does not report subscription revenue. 2 Source: FactSet. Data as of February 16, 2022. -3% 22% -19% -5% -40% -20% 0% 20% 40% New York Times Gannett Co. DallasNews 2019 - 2021 Subscription Revenue Change1 162% 35% 23% -2% -27% -50% 0% 50% 100% 150% 200% New York Times Townsquare Media Gannett Co. DallasNews TSR Since the Beginning of 2020 -25% -13% -3% -25% -24% -40% -30% -20% -10% 0% New York Times Townsquare Media Gannett Co. DallasNews 2019 - 2021 Total Advertising Revenue Change1

58 Conclusion

59 OUR BOARD’S RESPONSE TO ALDEN’S INTEREST HAS BEEN THE RESULT OF A THOROUGH AND DELIBERATIVE PROCESS Our Board will continue to focus on serving the interests of all shareholders Independent, Thoughtful Evaluation of Alden’s Proposal .. Lee’s Board is comprised of directors with decades of collective experience executing, advising on, and evaluating major business transactions in the media sector .. The Board thoroughly vetted and approved Lee’s strategic long-range plan in September 2021, just weeks before Alden’s proposal .. The Board engaged financial and legal advisors to evaluate Alden’s proposal .. The Board, together with members of senior management and the Company’s financial and legal advisors, reviewed Alden’s proposal and determined that the proposal so grossly undervalued Lee that it did not warrant further engagement Limited-Duration Shareholder Rights Plan to Safeguard Shareholder Interests .. Alden’s proposal was unsolicited and came without prior engagement or notice before it was publicly disclosed .. Alden has a track record of rapidly accumulating substantial control positions to apply pressure to its targets .. Alden has made seemingly inconsistent disclosures in its 13D and 13F filings and because Alden deliberately kept Lee in the dark, Alden’s true ownership stake was unclear¹ .. The Board adopted a limited-duration Shareholder Rights Plan to ensure that the Board and shareholders had the time needed to properly assess Alden’s proposal without undue pressure and to ensure that our decision protects the interests of all shareholders Careful Consideration of Alden’s Purported Nomination .. The Board, together with its legal advisors, reviewed Alden’s nomination and determined that the submission did not meet several essential and common requirements that are designed to protect the interests of all shareholders .. The Delaware Chancery Court upheld the decision by Lee’s Board to reject Alden’s director nomination notice 1 Source: Strategic Investment Opportunities v. Lee Enterprises, Del. Ch., C.A. No. 2021-1089-LWW (Feb. 14, 2022) at 9, 13.

60 ALDEN IS SEEKING TO FURTHER ITS INTEREST, NOT THE INTERESTS OF OUR OTHER SHAREHOLDERS Alden’s Interest Is This in the Interest of Other Lee Shareholders? Buy Lee before the market recognizes the value of Lee’s progress and opportunity No. Unsettle local newsrooms, making it more difficult for Lee to execute its business plan No. Destabilize Lee and thwart the execution of Lee’s business plan to force Lee into Alden’s arms No. Buy Lee for as little as possible, preferably without negotiations or competition from others No.

61 WARREN BUFFETT CONTINUES TO BELIEVE WE ARE WELL-POSITIONED TO EXECUTE ON OUR TRANSFORMATION As Lee’s sole lender, Berkshire Hathaway remains highly confident in Lee’s Board and management as they continue to navigate the ever-evolving newspaper industry.” Warren Buffett, February 14, 2022 Note: Permission obtained to use quotation.

62 YOUR VOTE IS VERY IMPORTANT We believe Alden’s efforts to remove key leaders from our Board is an attempt to further its efforts to acquire the Company at a grossly inadequate price and to take value that rightly belongs to all of Lee’s shareholders Your Board strongly urges all Lee shareholders to support continued execution of our digital-first strategy that is delivering shareholder value VOTE “FOR ALL” OF LEE’S DIRECTOR NOMINEES ON THE WHITE PROXY CARD TODAY

63 PLEASE VOTE THE WHITE PROXY CARD Shareholders Call Toll Free: 800-662-5200 All Others Call: 203-658-9400 Email: LEE@investor.MorrowSodali.com If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor

64 DISCLAIMER Forward-Looking Statements The information provided in this presentation may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “aims,” “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in report relating to the Company may be found in the Company’s periodic filings with the SEC, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this press release. Third-Party Information This presentation may contain or refer to news, quotations, commentary and other information relating to the Company generated by, or sourced from, persons or companies that are not affiliated with the Company. Unless otherwise indicated, the Company has neither sought nor obtained permission to use or quote such third parties or third-party information, including, without limitation, information generated by Alden Global Capital, LLC and certain of its affiliates (collectively, “Alden”). The Company has not assisted in the preparation of any third-party information, including, without limitation, information generated by Alden. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for any view expressed in this presentation. Except where otherwise indicated, the information in this presentation speaks only as of February 17, 2022. This presentation contains non-GAAP financial measures and key metrics relating to the Company's past and expected future performance. You can find the reconciliation of these measures to the nearest comparable GAAP financial measures in the Appendix. Important Additional Information and Where to Find It The Company has filed a definitive proxy statement and form of WHITE proxy card with the SEC with respect to the Company’s 2022 Annual Meeting of Shareholders. The Company’s shareholders are strongly encouraged to read the Definitive Proxy Statement, the accompanying WHITE proxy card and other documents filed with the SEC carefully in their entirety because they will contain important information. The Company’s shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements to the Definitive Proxy Statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Company’s website at www.lee.net. Certain Information Regarding Participants The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s 2022 Annual Meeting of Shareholders. Information about the Company’s directors and executive officers is available in the Definitive Proxy Statement filed with the SEC on January 24, 2022, and, with respect to directors and executive officers appointed following such date, will be available in certain of the Company’s other SEC filings made subsequent to the date of the Definitive Proxy Statement. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

65 Appendix

66 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Adjusted EBITDA is a non-GAAP financial performance measure that enhances financial statement users overall understanding of the operating performance of the Company. The measure isolates unusual, infrequent or non-cash transactions from the operating performance of the business. This allows users to easily compare operating performance among various fiscal periods and how management measures the performance of the business. This measure also provides users with a benchmark that can be used when forecasting future operating performance of the Company that excludes unusual, nonrecurring or one time transactions. Adjusted EBITDA is a component of the calculation used by stockholders and analysts to determine the value of our business when using the market approach, which applies a market multiple to financial metrics. It is also a measure used to calculate the leverage ratio of the Company, which is a key financial ratio monitored and used by the Company and its investors. Adjusted EBITDA is defined as net income (loss), plus non-operating expenses, income tax expense, depreciation and amortization, assets loss (gain) on sales, impairments and other, restructuring costs and other, stock compensation and our 50%share of EBITDA from TNI and MNI, minus equity in earnings of TNI and MNI. Total Digital Revenue – Total Digital Revenue in the prior year was reclassified to conform to the current year presentation. Total Digital Revenue is defined as digital advertising and marketing services revenue (including Amplified), digital-only subscription revenue and digital services revenue. Previously other digital subscription revenue was included. The reclassification was made to conform with a similar metric of the Company’s peers. All periods have been restated for the reclassification. (Millions of Dollars) Q1 FY2022 Net Income (loss) 13 Adjusted to exclude Income tax expense 5 Non-operating expenses, net 7 Equity in earnings of TNI and MNI (2) Loss (gain) on sale of assets and other, net (12) Depreciation and amortization 10 Restructuring costs and other 3 Stock compensation 0 Add Ownership share of TNI and MNI EBITDA (50%) 2 Adjusted EBITDA 26

67 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Cash Costs is a non-GAAP financial performance measure represent a non-GAAP financial performance measure of operating expenses which are measured on an accrual basis and settled in cash. This measure is useful to investors in understanding the components of the Company’s cash-settled operating costs. Periodically, the Company provides forward-looking guidance of Cash Costs, which can be used by financial statement users to assess the Company's ability to manage and control its operating cost structure. Cash Costs are defined as compensation, newsprint and ink and other operating expenses. Depreciation and amortization, assets loss (gain) on sales, impairments and other, other non-cash operating expenses and other expenses are excluded. Cash Costs also exclude restructuring costs and other, which are typically paid in cash. (Millions of Dollars) Q1 FY2022 FY2021 Operating Expenses 179 745 Adjusted to exclude Depreciation and amortization 10 44 Assets loss (gain) on sale of assets and other, net (12) 8 Restructuring costs and other 3 7 Cash Costs 178 686

68 LEE’S BOARD ADOPTED A SHAREHOLDER RIGHTS PLAN TO PROVIDE IT TIME TO SERVE SHAREHOLDERS’ INTERESTS Provides Board and shareholders with adequate time and opportunity to fully assess any potential action; important especially given seemingly inconsistent Alden SEC ownership disclosures Contains common and shareholder-friendly terms, including a one-year duration, a 10% ownership threshold (20% for passive investors), and no “wolfpack” provision Preserves Board’s bargaining power in order to maximize value Prevents Alden from achieving a position of substantial influence or gaining control or “negative” control over the company without paying a premium; could be accomplished through one or any combination of the following: .. Purchases on the open market .. Acquisitions of derivatives (including total return swaps) .. Block trades with existing shareholders (as Alden executed in the Tribune Publishing situation) Lee’s limited duration rights plan provided Lee’s Board and other shareholders adequate time needed to fully assess Alden’s unsolicited proposal and to ensure that our decision protects the interests of all shareholders In adopting the Rights Plan, the Board noted that the Plan:

69 ALDEN’S REIGN OF TERROR IN NEWSROOMS ACROSS AMERICA The photo on the left shows 142 members of The Denver Post’s newsroom staff in the newspaper’s lobby as it existed on May 15, 2013. The photo illustration on the right shows the toll that layoffs and constant turnover have taken on the staff in the five years since. On Monday, at least two dozen more journalists will be leaving The Post because of layoffs. Source: The Denver Post, April 6, 2018 Editorial: As vultures circle, The Denver Post must be saved Excerpts [emphasis added]: “The cuts, backed by our owner, the New York City hedge fund Alden Global Capital, also are a mystery, if you look at them from the point of view of those of us intent on running a serious news operation befitting the city that bears our name. Media experts locally and nationally question why our future looks so bleak, as many newspapers still enjoy double-digit profits and our management reported solid profits as recently as last year.” “Denver deserves a newspaper owner who supports its newsroom. If Alden isn’t willing to do good journalism here, it should sell The Post to owners who will.” A flagship local newspaper like The Post plays a critically important role in its city and state: It provides a public record of the good and the bad, serves as a watchdog against public and private corruption, offers a free marketplace of ideas and stands as a lighthouse reflective and protective of — and accountable to — a community’s values and goals. A news organization like ours ought to be seen, especially by our owner, as a necessary public institution vital to the very maintenance of our grand democratic experiment.” https://www.denverpost.com/2018/04/06/as-vultures-circle-the-denver-post-must-be-saved/

ALDEN'S REIGN OF TERROR IN NEWSROOMS ACROSS AMERICA, CONTINUED

The Atlantic

A Secretive Hedge Fund Is Gutting Newsrooms

Inside Alden Global Capital

By McKay Coppins
October 14, 2021

"'It makes me profoundly sad to think about what the Trib was, what it is, and what it's likely to become,' says David Axelrod, who was a reporter at the paper before becoming an adviser to Barack Obama."

"'Alden is not a newspaper company,' says Ann Marie Lipinski, a former editor in chief of the Chicago Tribune. 'It's a hedge that went and bought up some titles that it milks for cash.'"

"**The *Tribune* had been profitable when Alden took over. The paper had weathered a decade and a half of mismanagement and declining revenues and layoffs, and had finally achieved a kind of stability.** Now it might be facing extinction."

"**The men who devised this model are Randall Smith and Heath Freeman, the co-founders of Alden Global Capital.** Since they bought their first newspapers a decade ago, no one has been more mercenary or less interested in pretending to care about their publications' long-term health."

*"They call Alden a vulture hedge fund, and I think that's honestly a misnomer," Johnson said. "A vulture doesn't hold a wounded animal's head underwater. **This is predatory.**"*

"**Through it all,** [Alden] maintained their ruthless silence—spurning interview requests and declining to articulate their plans for the paper. **Longtime** *Tribune* **staffers had seen their share of bad corporate overlords,** but this felt more calculated, more sinister."

https://www.theatlantic.com/magazine/archive/2021/11/alden-global-capital-killing-americas-newspapers/620171/

70